UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 17, 2015

Date of Report (Date of earliest event reported)

Rovi Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-53413	26-1739297
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2830 De La Cruz Boulevard

Santa Clara, California 95050

(Address of principal executive offices, including zip code)

(408) 562-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation Arrangements of Certain Officers

As used herein, the term “Board” means (i) with respect to named executive officers other than Mr. Carson, the Compensation Committee of the Rovi Corporation (“Company”) Board of Directors, and (ii) with respect to Mr. Carson, a Section 162(m) committee of the independent members of the Company’s Board of Directors.

2015 Senior Executive Company Incentive Plan

The Board approved the 2015 Senior Executive Company Incentive Plan (the “Plan”) for the Chief Executive Officer and his executive-level direct reports. Named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) will participate in the Plan. A copy of the Plan is attached to this report as Exhibit 10.1.

Under the terms of the Plan, employees are provided cash incentive awards based upon the Company’s and the individual employee’s performance. Company performance is based upon the Company achieving a worldwide non-GAAP revenue target and a worldwide non-GAAP operating profit target. Individual performance is based upon the evaluation of the individual employee’s performance and contribution for the fiscal year. Awards under the Plan will be weighted by Company and individual performance components. Awards are targeted as a percentage of a participant’s annual salary. The Board set the 2015 bonus targets and weighting for the named executive officers listed below as follows:

		Percentage of Target
Name and Title	2015 Target (% of Base Salary)	Company Performance	Individual Performance
Thomas Carson
President & Chief
Executive Officer	100%	90%	10%
John Burke
Executive Vice President
& Chief Operating Officer	70%	75%	25%
Peter Halt
Chief Financial Officer	60%	75%	25%
Pamela Sergeeff
Executive Vice President
& General Counsel	55%	75%	25%

2014 Bonuses

The Board awarded bonuses to the Company’s named executive officers for 2014 performance. The bonus awards were based on the achievement of pre-determined targets with respect to the Company’s 2014 financial results and, for each named executive officer other than Mr. Carson, such officer’s individual performance. Mr. Carson’s 2014 bonus was based solely on the achievement of pre-determined targets with respect to the Company’s 2014 financial results. The 2014 bonuses approved for the named executive officers are as follows:

Name and Title	2014 Bonus Paid
Thomas Carson
President & Chief Executive Officer	$552,000
John Burke
Executive Vice President & Chief Operating Officer	$213,781
Peter Halt
Chief Financial Officer	$226,559
Pamela Sergeeff
Executive Vice President & General Counsel	$163,731

2015 Base Salaries

The Board also approved increases to the base salaries for each of the Company’s named executive officers for 2015. The Board annually evaluates the performance and determines the compensation of the Company’s officers based on the Board’s assessment of the Company’s and each individual’s performance, as well as compensation for competitive positions at companies in a peer group established annually. The 2015 base salaries approved for the named executive officers are as follows:

Name and Title	2015 Base Salary
Thomas Carson
President & Chief Executive Officer	$625,000
John Burke
Executive Vice President & Chief Operating Officer	$475,000
Peter Halt
Chief Financial Officer	$413,751
Pamela Sergeeff
Executive Vice President & General Counsel	$355,100

Stock Option Grants

The Board approved stock option grants to each of the Company’s named executive officers. The stock options will be granted on March 1, 2015, with an exercise price equal to the closing price of the Company’s common stock on the date of grant. The options vest and become exercisable as to one-fourth (1/4th) of the total shares on the first anniversary of the date of grant, and an additional one-forty-eighth (1/48th) of the total shares each month thereafter through the fourth anniversary of the grant date, in each case provided that the grantee remains in employment with the Company through the applicable vesting date. The term of each option is seven years from the date of grant. The stock option grants to all such named executives will be made from the Company’s 2008 Equity Incentive Plan. The stock option grants approved for the named executive officers are as follows:

Name and Title	Shares Subject to Stock Options to be Granted on 3/1/15
Thomas Carson
President & Chief Executive Officer	212,000
John Burke
Executive Vice President & Chief Operating Officer	50,000
Peter Halt
Chief Financial Officer	40,000
Pamela Sergeeff
Executive Vice President & General Counsel	25,000

Grants of Time-Based Restricted Stock Units

The Board also approved grants of restricted stock units to each of the Company’s named executive officers to be granted on March 1, 2015. The restricted stock units will be granted pursuant to the Company’s 2008 Equity Incentive Plan. The restricted stock units shall be subject to a four-year vesting schedule, with one-fourth (1/4th) of the restricted stock units vesting on the first anniversary of the grant date, and an additional one-fourth (1/4th) of the restricted stock units vesting on each of the second, third and fourth anniversaries of the grant date, in each case provided that the grantee remains in employment with the Company through the applicable vesting date. The grants of restricted stock units approved for the named executive officers are as follows:

Name and Title	Shares Subject to Restricted Stock Units to Be Granted on 3/1/15
Thomas Carson
President & Chief Executive Officer	84,000
John Burke
Executive Vice President & Chief Operating Officer	37,500
Peter Halt
Chief Financial Officer	28,000
Pamela Sergeeff
Executive Vice President & General Counsel	21,000

Grants of Performance-Based Restricted Stock Units

The Board also approved grants of performance-based restricted stock units to each of the Company’s named executive officers to be granted on March 1, 2015 (the “Performance-Based RSUs”). The Performance-Based RSUs shall be eligible to vest after the third anniversary of the grant date and the number of Performance-Based RSUs that vest at such time shall be based on the achievement of the following two factors, each weighted equally: (i) a three-year relative total shareholder return (“TSR”) metric of percentile ranking against a peer group established by the Compensation Committee (the “TSR Factor”), and (ii) three-year revenue compound annual growth rate (“CAGR”) and margin targets (the “CAGR/Margin Factor”). Depending on the level of achievement of each such factor, the minimum number of shares issuable pursuant to the Performance-Based RSUs is zero and the maximum number of shares issuable pursuant to the Performance-Based RSUs is twice the number of target shares listed in the below table. The vesting of the Performance-Based RSUs is also conditioned upon the grantee remaining in employment with the Company through the applicable vesting date. The Performance-Based RSUs will be granted pursuant to the Company’s 2008 Equity Incentive Plan, and achievement of performance shall be in accordance with the terms and conditions of the Notice of Restricted Stock Unit Award and Restricted Stock Unit Agreement applicable thereto. The determination of the level of achievement of the TSR Factor and the CAGR/Margin Factor will be made by the Board.

The Performance-Based RSUs approved for the named executive officers are as follows:

Name and Title	Target Shares Subject to Performance-Based Restricted Stock Units to Be Granted on 3/1/15
Thomas Carson
President & Chief Executive Officer	84,000
John Burke
Executive Vice President & Chief Operating Officer	37,500
Peter Halt
Chief Financial Officer	28,000
Pamela Sergeeff
Executive Vice President & General Counsel	21,000

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description

10.1	2015 Senior Executive Company Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation
(Registrant)

Date: February 20, 2015	By:	/s/ Pamela Sergeeff
Pamela Sergeeff
Executive Vice President & General Counsel